BBH TRUST

BBH INTERMEDIATE MUNICIPAL BOND FUND

Class I Shares (BBIIX)

Class N Shares (BBINX)

SUPPLEMENT DATED DECEMBER 23, 2024

TO THE PROSPECTUS

DATED FEBRUARY 28, 2024

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Statement of Additional Information.

I.	Portfolio Managers

Effective January 1, 2025, the “Portfolio Manager” section on page 14 of the Prospectus is deleted in its entirety and replaced by the following:

“Portfolio Managers

Name	BBH&Co. Title	Portfolio Manager of the Fund Since
Gregory S. Steier	Principal	2014
Matthew Hyman	Managing Director	2025

II.	Investment Advisory and Administration Fee

Effective January 1, 2025, the “Investment Advisory and Administrative Fee” section beginning on page 27 of the Prospectus is deleted in its entirety and replaced by the following:

“Investment Advisory and Administrative Fee

For investment advisory and administrative services, the Investment Adviser receives a combined fee, computed daily and payable monthly, equal to 0.40% per annum on the first $2.5 billion and 0.35% per annum for amounts over $2.5 billion of the average daily net assets of the Fund. Prior to January 1, 2025, the Fund paid a combined fee, computed daily and payable monthly, equal to 0.40% of the average daily net assets of the Fund. This fee compensates the Investment Adviser for its services and its expenses. For the most recent fiscal year, the Fund, after expense waivers and reimbursements, paid the Investment Adviser 0.40% of the Fund’s average daily net assets. A discussion of the Board’s most recent approval of the Fund’s investment advisory contract will be available in the Fund’s Semi-Annual Report for the period ending April 30, 2024.

The Investment Adviser has contractually agreed to limit the Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) of the Fund to 0.65% for Class N Shares and 0.50% for Class I Shares through March 1, 2025. The Expense Limitation Agreement may only be terminated during its term with approval of the Fund’s Board.”

III.	Portfolio Managers

Effective January 1, 2025, the “Portfolio Manager” section on page 28 of the Prospectus is deleted in its entirety and replaced by the following:

“Gregory S. Steier and Matthew Hyman serve as the portfolio managers of the Fund. Gregory Steier serves as lead portfolio manager. Matthew Hyman serves as co-portfolio manager and is responsible, along with Gregory Steier for managing the Fund’s assets on a day-to-day basis.

Gregory S. Steier is a Principal of BBH&Co. with 32 years of combined industry and investment experience. Mr. Steier holds a BS and an MBA from New York University. He joined BBH&Co. in 1992 and has served as a Principal since 2023. He served as a Managing Director from 2007 to 2023.

Matthew Hyman is a Managing Director of BBH&Co. with 17 years of combined industry and investment experience. Mr. Hyman holds a BS from State University of New York, College of Oneonta. He joined BBH in 2007 and has served as a Managing Director since 2023. He served as a Senior Vice President from 2022 to 2023 and a Vice President from 2016 to 2022.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.